UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5565

DWS Mutual Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Gold & Precious Metals Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Because the fund concentrates its investments in securities related to gold and other precious metals, market price movements, regulatory changes and economic conditions as well as adverse political and financial factors will have a significant impact on the fund's performance. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.47%, 2.22% and 2.18% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 5-year and 10-year periods for Class A and C and for the 3-year, 5-year and 10-year periods for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception June 25, 2001 are derived from the historical performance of Class S shares of DWS Gold & Precious Metals Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Gold & Precious Metals Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-9.10%	21.37%	32.43%	29.84%	16.75%
Class B	-9.41%	20.53%	31.45%	28.86%	15.83%
Class C	-9.40%	20.55%	31.52%	28.89%	15.86%
S&P 500® Index+	-9.64%	-4.68%	8.23%	10.62%	3.89%
S&P®/Citigroup Gold & Precious Metals Index++	-8.60%	13.79%	37.70%	30.25%	17.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/08	$ 21.22	$ 20.98	$ 20.93
10/31/07	$ 28.08	$ 27.70	$ 27.66
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .88	$ .69	$ .70
Capital Gain Distributions	$ 3.29	$ 3.29	$ 3.29
Class A Lipper Rankings — Gold Oriented Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	33	of	61	54
3-Year	31	of	52	59
5-Year	20	of	44	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Gold & Precious Metals Fund — Class A [] S&P 500 Index+ [] S&P/Citigroup Gold & Precious Metals Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Gold & Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,439	$21,890	$34,785	$44,328
	Average annual total return	14.39%	29.84%	28.32%	16.06%
Class B	Growth of $10,000	$11,753	$22,513	$35,434	$43,474
	Average annual total return	17.53%	31.06%	28.79%	15.83%
Class C	Growth of $10,000	$12,055	$22,747	$35,575	$43,583
	Average annual total return	20.55%	31.52%	28.89%	15.86%
S&P 500 Index+	Growth of $10,000	$9,532	$12,678	$16,566	$14,651
	Average annual total return	-4.68%	8.23%	10.62%	3.89%
S&P/Citigroup Gold & Precious Metals Index++	Growth of $10,000	$11,379	$26,107	$37,486	$50,626
	Average annual total return	13.79%	37.70%	30.25%	17.61%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.24% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Gold & Precious Metals Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-8.97%	21.71%	32.77%	30.17%	17.02%
S&P 500 Index+	-9.64%	-4.68%	8.23%	10.62%	3.89%
S&P/Citigroup Gold & Precious Metals Index++	-8.60%	13.79%	37.70%	30.25%	17.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 21.23
10/31/07	$ 28.13
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .93
Capital Gain Distributions	$ 3.29
Class S Lipper Rankings — Gold Oriented Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	61	46
3-Year	30	of	52	57
5-Year	19	of	44	43
10-Year	9	of	26	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Gold & Precious Metals Fund — Class S [] S&P 500 Index+ [] S&P/Citigroup Gold & Precious Metals Index++

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Gold & Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,171	$23,405	$37,372	$48,131
	Average annual total return	21.71%	32.77%	30.17%	17.02%
S&P 500 Index+	Growth of $10,000	$9,532	$12,678	$16,566	$14,651
	Average annual total return	-4.68%	8.23%	10.62%	3.89%
S&P/Citigroup Gold & Precious Metals Index++	Growth of $10,000	$11,379	$26,107	$37,486	$50,626
	Average annual total return	13.79%	37.70%	30.25%	17.61%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class*
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 909.00	$ 905.90	$ 906.00	$ 910.30	$ 804.90
Expenses Paid per $1,000**	$ 6.88	$ 10.43	$ 10.28	$ 5.65	$ 1.56
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,017.65	$ 1,013.92	$ 1,014.07	$ 1,018.95	$ 1,019.44
Expenses Paid per $1,000**	$ 7.27	$ 11.02	$ 10.87	$ 5.97	$ 5.47
* For the period from March 3, 2008 (commencement of operations) to April 30, 2008.
** Expenses (hypothetical expenses if the Institutional Class had been in existence from 11/1/07) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Gold & Precious Metals Fund	1.45%	2.20%	2.17%	1.19%	1.09%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Gold & Precious Metals Fund's investment strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the gold and precious metals sector perform during the reporting period?

A: Gold delivered a strong gain during the six-month period, rising 10.3% to close at $871/oz. (based on the London Bullion Market Association Gold PM Fix Price/USD Index1). The metal maintained an upward trend through most of the period, hitting a high of $1,011 in mid-March. At this peak, gold stood 28% above its level at the beginning of the reporting period. Silver, meanwhile, largely tracked the price of gold to finish the semiannual period with a gain of 16.3%. Silver was more volatile, however: at its peak of $20.81, the metal had gained about 44% from the start of the period. Like gold, silver traded down from its March high to close April at $16.86. The platinum group metals also continued to deliver outstanding gains. At their highs, platinum had risen 55%, while palladium was up 57%. Both metals later fell in price like gold and silver, but they finished the period with gains of 33% and 14% respectively.

1 The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Unfortunately, precious metals stocks did not perform as well as the metals themselves, leading to a negative return for the fund. Rising input costs, particularly for fuel and skilled workers, have pushed up miners' overall costs significantly. Coupled with a lack of production growth, the result was narrower profit margins — and lower stock prices — for companies in the sector.

Q: What were the important factors affecting the prices of gold and other precious metals?

A: The same factors that have been supporting the price of gold in recent years remained in place during the past six months, but gold also was helped by a relatively new factor: the unprecedented market volatility that resulted from the subprime crisis in the United States. Falling housing prices and rising mortgage defaults reduced the value of complex financial products tied to mortgages, causing many financial institutions to become vulnerable to insolvency. In order to restore liquidity to the financial sector, the US Federal Reserve Board (the Fed) was compelled to reduce interest rates sharply and employ a number of nontraditional measures. One result of this chain of events was that investors grew increasingly risk-averse and opted to sell stocks and move into "safe havens," including gold.

The Fed's sharp interest rate cuts also fueled weakness in the US dollar versus almost all of the major global currencies. Against the euro, for example, the dollar fell 10% to a new low. A weak dollar is traditionally a positive for the gold price, since gold trades in dollars and a cheaper greenback makes gold less expensive for overseas buyers.

Investment demand also remains strong, particularly for the various gold exchange-traded funds (ETFs). Gold owned in these vehicles totaled over 930 tons at the end of March, which is equivalent to the seventh-largest gold holding in the world. This remained an important source of demand for gold during the semiannual period. Silver also benefited from new demand from an ETF that started in April 2006. As is the case with gold, physical silver is steadily being purchased by the ETFs, and this has been a positive for the price of silver.

Demand for gold from other sources also remains strong. According to data produced by Gold Fields Mineral Services (GFMS), a leading consultant group that has been surveying the industry for 40 years, demand in the main consumption area for gold — jewelry — was robust in the first half of 2007 before declining in the latter part of the year. However, this was countered by the increased investment demand as well as de-hedging by producers.2 Additionally, the fact that central bank sales are controlled by a quota-setting agreement by the major European gold holders has continued to limit the supply from this source.

2 Gold companies can "hedge" their production by selling gold they have not yet mined at a specified price. When the gold price is falling, this helps mining companies' earnings because they have locked in a higher price. But when the gold price rises, hedges become a liability since companies are committed to sell their output at below-market prices. The result is that companies have been buying back gold to close out their hedges — creating a source of additional demand.

The demand for gold has not been met by new production. World mine production fell 0.4% in 2007 according to GFMS. In South Africa, a shortage of generating capacity led to a decline in mine output as the major producers were put on power restrictions by the monopoly power supplier. In combination with the longer-term structural decline in South African gold production, this contributed to the country losing its status as the world's leading gold producer to China in 2007.

The rise in platinum and palladium, meanwhile, reflected a shortage in supply. The prices of both metals were bolstered by the same South African power crisis that reduced the production of gold. On the demand side, tougher emissions laws are leading to increased usage of these metals in the exhaust systems of new cars. Production problems persist in this industry, so the supply deficit is expected to continue for many years.

Despite these positive factors, the prices of gold and other precious metals gave back some ground late in the period. This weakness was due in large part to a recovery in investors' risk appetite and a corresponding rotation into other areas of the market, such as financial stocks. With the Fed acting aggressively to stabilize the markets, most notably by engineering of the rescue of the 85-year-old brokerage Bear Stearns from its near collapse, investors began to see the risks to the financial system as having abated. The result was a 6.7% decline in the gold price during April, and corresponding declines of 2.2%, 3.4% and 3.9% for silver, platinum and palladium, respectively. Precious metals stocks underperformed physical commodities by a wide margin during April, contributing to their underperformance for the full period.

Q: How did the fund perform?

A: For the semiannual period ended April 30, 2008, the fund's Class A shares returned -9.10%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 9 for the performance of other share classes and for more complete performance information.)

In comparison, the fund's primary benchmark — the Standard & Poor's 500® (S&P 500) Index — returned -9.64%.3 The fund's secondary benchmark, the S&P®/Citigroup Gold & Precious Metals Index, a global index of over 120 gold and precious metals companies, returned -8.60%, while the average return of the funds in its Lipper category, Gold Oriented Funds, was -8.88%.4,5

3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: What elements of the fund's positioning helped performance?

A: The fund's significant holdings in mid-cap gold stocks — and corresponding underweight in the sector's large-caps — continued to pay off during the semiannual period.6 Large-caps, as a group, are suffering from a lack of growth in new gold production. We therefore are favoring those with stronger output growth — the kind of company more readily found in the mid-cap area. Many of the fund's mid-cap stocks generated strong performance, including the Canadian-based stocks Kinross Gold Corp. and Goldcorp, Inc. (UK) Randgold Resources also was a top performer. It should be noted, however, that these stocks reversed some of their earlier gains during the final month of the period.

4 The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
5 The Lipper Gold Oriented Funds category represents funds that invest primarily in shares of gold mines, gold-oriented finance houses, gold coins or bullions. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In the small-cap area, the fund had a number of holdings that did well. Andean Resources, which made a high-grade discovery in Argentina, was a significant contributor. Equigold NL, an Australian stock with a new mine being developed in Cote D'Ivoire, also performed well after being taken over at a premium by Lihir Gold Ltd.

Platinum stocks, where the fund held a weighting of 19% as of April 30, also produced robust returns. Here, Impala Platinum Holdings Ltd. proved to be the fund's best overall performer due to its consistent production results. Aquarius Platinum Ltd. was another notable winner for the fund.

Q: What holdings detracted from performance?

A: South Africa-based Gold Fields Ltd. was a leading detractor, and we elected to exit the position. The company's production was significantly impacted by the power cuts in South Africa, and it does not look as though this problem will be solved soon. Also performing poorly for the fund was Lihir Gold, which had production problems and was also penalized for issuing new shares in order to take over Equigold. We continue to hold Lihir in the fund, believing the acquisition will be a positive for earnings and expecting that the company's production issues will be overcome later this year.

The fund had a setback in April with its holding in Aurelian Resources, Inc., a junior producer with a large, high-grade discovery in Ecuador. The Ecuadorian government suddenly announced that it was halting exploration while it re-wrote the country's Mining Act. The uncertainty impacted the stock's performance in the short term, but we believe the risk/reward trade-off justifies our decision to continue holding Aurelian in the fund.

Q: What are your general thoughts on your market as we head into the second half of the year?

A: Although volatility in precious metals stocks is likely to continue, we believe the fundamentals remain in place for continued strength in gold. The Fed appears to have calmed investors in the short run, but pressures remain in both the mortgage market and the financial sector. And while the dollar has fallen a long way against the euro and could easily reverse some of this move, we believe it can remain weak against the Asian currencies. In addition, the large amount of liquidity pumped into the market by the Fed could increase inflation pressures — a potential positive for gold. Further, real interest rates in the United States are negative. This means that short-term rates are actually below the rate of inflation — traditionally a positive for gold. Even though gold stocks underperformed during the most recent period, we believe these factors — along with the fact that precious metals were one of the few asset classes to perform well during a time of stress in the global financial system — help make the case for maintaining a position in gold as a hedge against volatility in the traditional asset classes.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	4/30/08	10/31/07

Common Stocks and Warrants	95%	97%
Exchange Traded Funds	4%	2%
Cash Equivalents	1%	1%
	100%	100%
Quality Distribution (As a % of Common Stocks)	4/30/08	10/31/07

Group breakdown of the Fund's common stocks Group I: Premier producing companies	45%	45%
Group II: Major established producers	30%	35%
Group III: Junior producers with medium cost production	12%	9%
Group IV: Companies with some production on stream or in start-up	5%	6%
Group V: Primarily exploration companies with or without mineral resources	8%	5%
	100%	100%
Ten Largest Equity Holdings at April 30, 2008 (56.5% of Net Assets)
1. Goldcorp, Inc.	12.5%
2. Impala Platinum Holdings Ltd.	8.8%
3. Kinross Gold Corp.	8.0%
4. Yamana Gold, Inc.	4.8%
5. Barrick Gold Corp.	4.7%
6. Silver Wheaton Corp.	4.4%
7. Agnico-Eagle Mines Ltd.	3.8%
8. Randgold Resources Ltd.	3.2%
9. AngloGold Ashanti Ltd.	3.2%
10. Eldorado Gold Corp.	3.1%

Asset allocation, quality distribution and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks and Warrants 95.5%
Australia 11.2%
Andean Resources Ltd.* (a)	8,795,750	13,321,779
Andean Resources Ltd.* (a)	51,300	78,954
Dragon Mountain Gold Ltd.*	3,876,746	1,584,283
Equigold NL	3,762,120	13,916,117
Kingsgate Consolidated Ltd.*	1,677,479	7,388,420
Mineral Deposits Ltd.*	4,281,000	3,790,921
Moto Goldmines Ltd.*	1,371,100	4,955,619
Newcrest Mining Ltd. (a)	473,830	12,903,990
Newcrest Mining Ltd. (a)	194,541	5,304,581
Sino Gold Mining Ltd.*	3,094,661	14,606,836
Sylvania Resources Ltd.*	3,227,600	6,942,219
(Cost $58,640,902)		84,793,719
Bermuda 2.8%
Aquarius Platinum Ltd. (Cost $15,423,861)	1,343,910	21,261,753
Canada 53.6%
Agnico-Eagle Mines Ltd.	454,660	28,393,517
Anatolia Minerals Development Ltd.*	2,018,400	7,375,347
Andina Minerals, Inc.*	625,000	1,936,253
Aurelian Resources, Inc.*	806,500	3,283,338
AXMIN, Inc.*	1,057,900	519,969
Barrick Gold Corp. (c)	920,764	35,391,495
Bear Creek Mining Corp.*	1,292,370	8,661,997
Detour Gold Corp.*	325,000	5,637,722
Eldorado Gold Corp.*	3,431,800	23,410,253
European Goldfields Ltd.*	799,700	4,335,579
Frontier Pacific Mining Corp.*	3,258,000	2,911,528
Gammon Gold, Inc.*	602,417	4,599,927
Goldcorp, Inc. (a)	937,965	33,504,110
Goldcorp, Inc. (a)	1,725,600	61,358,094
Great Basin Gold Ltd.*	2,224,100	6,625,261
Guyana Goldfields, Inc.*	469,000	2,295,869
High River Gold Mines Ltd.*	2,579,700	4,687,569
IAMGOLD Corp.	1,949,860	11,752,210
Ivanhoe Nickel & Platinum Ltd. (Warrants) "SP" 144A, Expiration Date 11/21/2008* (b)	750,000	2,730,000
Ivanhoe Nickel & Platinum Ltd. (Warrants) 144A, Expiration Date 9/24/2008* (b)	1,000,000	4,370,000
Kinross Gold Corp.	3,212,139	60,696,063
MAG Silver Corp.*	304,300	3,242,120
Metallica Resources, Inc.*	535,400	3,604,421
Pelangio Mines, Inc.*	1,111,400	4,248,724
Red Back Mining, Inc.*	500,000	3,053,321
Shore Gold, Inc.*	1,159,800	4,191,909
Silver Wheaton Corp.* (a)	1,818,700	24,134,149
Silver Wheaton Corp.* (a)	705,200	9,348,049
Silvercorp Metals, Inc.	414,400	3,024,367
Yamana Gold, Inc. (a)	1,689,680	21,659,983
Yamana Gold, Inc. (a)	1,149,718	14,739,385
(Cost $345,516,016)		405,722,529
Papua New Guinea 3.0%
Lihir Gold Ltd.* (Cost $21,072,136)	8,029,960	22,834,628
Russia 1.8%
Polyus Gold (ADR) (Cost $12,256,012)	252,331	13,563,161
South Africa 14.4%
Anglo Platinum Ltd.	52,420	8,363,453
AngloGold Ashanti Ltd.	517,470	17,537,788
AngloGold Ashanti Ltd. (ADR)	190,000	6,482,800
Impala Platinum Holdings Ltd. (ADR)	1,630,350	66,599,798
Northam Platinum Ltd.	1,089,400	9,538,509
(Cost $88,085,235)		108,522,348
United Kingdom 4.8%
Highland Gold Mining Ltd.*	944,500	3,612,252
Lonmin PLC	136,075	8,322,010
Randgold Resources Ltd. (ADR)	537,801	24,480,702
(Cost $24,915,953)		36,414,964
United States 3.9%
Coeur d'Alene Mines Corp.*	2,640,900	8,107,563
Freeport-McMoRan Copper & Gold, Inc.	40,000	4,550,000
Golden Star Resources Ltd.*	1,236,000	4,148,228
Newmont Mining Corp.	288,900	12,772,269
(Cost $37,159,310)		29,578,060
Total Common Stocks and Warrants (Cost $603,069,425)		722,691,162

Exchange Traded Funds 4.0%
ETFS Physical Platinum*	85,000	16,158,500
streetTRACKS Gold Trust*	162,500	14,103,375
Total Exchange Traded Funds (Cost $30,869,106)		30,261,875
Securities Lending Collateral 0.3%
Daily Assets Fund Institutional, 2.88% (d) (e) (Cost $2,316,930)	2,316,930	2,316,930

Cash Equivalents 1.0%
Cash Management QP Trust, 2.54% (d) (Cost $7,290,949)	7,290,949	7,290,949
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $643,546,410)+	100.8	762,560,916
Other Assets and Liabilities, Net	(0.8)	(5,827,653)
Net Assets	100.0	756,733,263
* Non-income producing security.
+ The cost for federal income tax purposes was $675,123,466. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $87,437,450. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $163,023,072 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $75,585,622.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Ivanhoe Nickel & Platinum Ltd. (Warrants) "SP" 144A	November 2003	6,000,000	2,730,000	0.36
Ivanhoe Nickel & Platinum Ltd. (Warrants) 144A	September 2003	6,000,000	4,370,000	0.58
Total Restricted Securities			7,100,000	0.94
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $2,267,789 which is 0.3% of net assets.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $633,938,531) — including $2,267,789 of securities loaned	$ 752,953,037
Investment in Daily Asset Fund Institutional (cost $2,316,930)*	2,316,930
Investment in Cash Management QP Trust (cost $7,290,949)	7,290,949
Total investments in securities, at value (cost $643,546,410)	762,560,916
Cash	21,979
Receivable for investments sold	3,583,095
Receivable for Fund shares sold	1,760,002
Interest receivable	15,412
Dividends receivable	17,495
Other assets	86,614
Total assets	768,045,513
Liabilities
Payable for investments purchased	6,425,400
Payable for Fund shares redeemed	1,216,011
Payable upon return of securities loaned	2,316,930
Accrued management fee	577,112
Other accrued expenses and payables	776,797
Total liabilities	11,312,250
Net assets, at value	$ 756,733,263
Net Assets Consist of
Distributions in excess of net investment income	(34,397,706)
Net unrealized appreciation (depreciation) on: Investments	119,014,506
Foreign currency	3,128
Accumulated net realized gain (loss)	89,079,768
Paid-in capital	583,033,567
Net assets, at value	$ 756,733,263
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($226,187,492 ÷ 10,661,443 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 21.22
Maximum offering price per share (100 ÷ 94.25 of $21.22)	$ 22.51

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($51,266,311 ÷ 2,443,626 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 20.98

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($108,283,014 ÷ 5,172,637 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 20.93
Class S Net Asset Value, offering and redemption price(a) per share ($354,848,665 ÷ 16,714,402 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.23
Institutional Class Net Asset Value, offering and redemption price(a) per share ($16,147,781 ÷ 760,349 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 21.24
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $128,521)	$ 2,224,118
Interest — Cash Management QP Trust	85,050
Interest	126,727
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,838
Total Income	2,437,733
Expenses: Management fee	3,535,479
Distribution and service fees	1,177,520
Services to shareholders	564,900
Administration fee	408,522
Reports to shareholders	131,334
Professional fees	65,194
Custodian fee	64,521
Registration fees	31,645
Directors' fees and expenses	21,127
Other	64,725
Total expenses, before expense reductions	6,064,967
Expense reductions	(4,435)
Total expenses, after expense reductions	6,060,532
Net investment income (loss)	(3,622,799)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	89,838,309
Foreign currency	(264,341)
Payments by affiliates (see Note G)	251,175
89,825,143
Net unrealized appreciation (depreciation) on: Investments	(162,496,992)
Foreign currency	71,039
(162,425,953)
Net gain (loss)	(72,600,810)
Net increase (decrease) in net assets resulting from operations	$ (76,223,609)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income (loss)	$ (3,622,799)	$ (3,021,891)
Net realized gain (loss)	89,825,143	104,422,776
Change in net unrealized appreciation (depreciation)	(162,425,953)	171,782,567
Net increase (decrease) in net assets resulting from operations	(76,223,609)	273,183,452
Distributions to shareholders: From net investment income: Class A	(7,895,800)	(2,345,642)
Class B	(1,475,503)	(133,335)
Class C	(3,178,637)	(333,438)
Class S	(13,721,629)	(4,201,652)
Net realized gains: Class A	(29,598,050)	(36,041,717)
Class B	(7,011,568)	(7,908,718)
Class C	(14,925,990)	(17,337,704)
Class S	(48,376,823)	(51,613,571)
Total distributions	(126,184,000)	(119,915,777)
Fund share transactions: Proceeds from shares sold	165,410,921	176,901,409
Reinvestment of distributions	113,538,399	104,660,918
Cost of shares redeemed	(165,139,141)	(228,583,793)
Redemption fees	48,322	90,945
Net increase (decrease) in net assets from Fund share transactions	113,858,501	53,069,479
Increase (decrease) in net assets	(88,549,108)	206,337,154
Net assets at beginning of period	845,282,371	638,945,217
Net assets at end of period (including distributions in excess of net investment income of $34,397,706 and $4,503,338, respectively)	$ 756,733,263	$ 845,282,371

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 28.08	$ 23.21	$ 16.97	$ 19.53	$ 20.66	$ 9.33
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.08)	(.12)[e]	(.17)	(.25)	(.18)
Net realized and unrealized gain (loss)	(2.59)	9.19	7.75	(.73)	.37	11.57
Total from investment operations	(2.69)	9.11	7.63	(.90)	.12	11.39
Less distributions from: Net investment income	(.88)	(.26)	(.30)	—	(1.25)	(.06)
Net realized gains	(3.29)	(3.98)	(1.09)	(1.66)	—	—
Total distributions	(4.17)	(4.24)	(1.39)	(1.66)	(1.25)	(.06)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 21.22	$ 28.08	$ 23.21	$ 16.97	$ 19.53	$ 20.66
Total Return (%)[c]	(9.10)f**	46.68	46.79[e]	(4.62)	.48[d]	122.10[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	226	252	191	133	146	134
Ratio of expenses before expense reductions (%)	1.45*	1.49	1.55	1.62	1.72	1.90
Ratio of expenses after expense reductions (%)	1.45*	1.49	1.55	1.62	1.62	1.85
Ratio of net investment income (loss) (%)	(.85)*	(.39)	(.53)[e]	(.99)	(1.34)	(1.23)
Portfolio turnover rate (%)	41**	52	69	53	76	80
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of and administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (9.13%).
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 27.70	$ 22.91	$ 16.77	$ 19.45	$ 20.55	$ 9.31
Income (loss) from investment operations: Net investment income (loss)[b]	(.19)	(.24)	(.29)[e]	(.29)	(.39)	(.27)
Net realized and unrealized gain (loss)	(2.55)	9.08	7.68	(.73)	.36	11.51
Total from investment operations	(2.74)	8.84	7.39	(1.02)	(.03)	11.24
Less distributions from: Net investment income	(.69)	(.07)	(.16)	—	(1.07)	—
Net realized gains	(3.29)	(3.98)	(1.09)	(1.66)	—	—
Total distributions	(3.98)	(4.05)	(1.25)	(1.66)	(1.07)	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 20.98	$ 27.70	$ 22.91	$ 16.77	$ 19.45	$ 20.55
Total Return (%)[c]	(9.41)f**	45.53	45.67[d,e]	(5.30)[d]	(.26)[d]	120.73[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	60	46	32	32	24
Ratio of expenses before expense reductions (%)	2.20*	2.24	2.34	2.41	2.53	2.73
Ratio of expenses after expense reductions (%)	2.20*	2.24	2.33	2.36	2.36	2.69
Ratio of net investment income (loss) (%)	(1.60)*	(1.14)	(1.31)[e]	(1.73)	(2.08)	(2.07)
Portfolio turnover rate (%)	41**	52	69	53	76	80
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (9.44%).
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 27.66	$ 22.88	$ 16.75	$ 19.42	$ 20.53	$ 9.29
Income (loss) from investment operations: Net investment income (loss)[b]	(.19)	(.24)	(.28)[e]	(.28)	(.38)	(.29)
Net realized and unrealized gain (loss)	(2.55)	9.08	7.66	(.73)	.35	11.53
Total from investment operations	(2.74)	8.84	7.38	(1.01)	(.03)	11.24
Less distributions from: Net investment income	(.70)	(.08)	(.16)	—	(1.08)	—
Net realized gains	(3.29)	(3.98)	(1.09)	(1.66)	—	—
Total distributions	(3.99)	(4.06)	(1.25)	(1.66)	(1.08)	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 20.93	$ 27.66	$ 22.88	$ 16.75	$ 19.42	$ 20.53
Total Return (%)[c]	(9.40)f**	45.57	45.71[e]	(5.26)	(.25)[d]	120.99[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	130	100	76	84	40
Ratio of expenses before expense reductions (%)	2.17*	2.20	2.29	2.33	2.48	2.71
Ratio of expenses after expense reductions (%)	2.17*	2.20	2.29	2.33	2.35	2.63
Ratio of net investment income (loss) (%)	(1.58)*	(1.10)	(1.27)[e]	(1.70)	(2.07)	(2.01)
Portfolio turnover rate (%)	41**	52	69	53	76	80
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (9.43%).
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 28.13	$ 23.26	$ 17.01	$ 19.52	$ 20.65	$ 9.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.04)	(.06)[d]	(.13)	(.20)	(.12)
Net realized and unrealized gain (loss)	(2.61)	9.21	7.76	(.72)	.36	11.52
Total from investment operations	(2.68)	9.17	7.70	(.85)	.16	11.40
Less distributions from: Net investment income	(0.93)	(.32)	(.36)	—	(1.29)	(.09)
Net realized gains	(3.29)	(3.98)	(1.09)	(1.66)	—	—
Total distributions	(4.22)	(4.30)	(1.45)	(1.66)	(1.29)	(.09)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 21.23	$ 28.13	$ 23.26	$ 17.01	$ 19.52	$ 20.65
Total Return (%)	(8.97)e**	47.01	47.12[d]	(4.34)	.70[c]	122.39[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	355	403	303	215	240	248
Ratio of expenses before expense reductions (%)	1.19*	1.26	1.29	1.37	1.47	1.66
Ratio of expenses after expense reductions (%)	1.19*	1.26	1.29	1.37	1.33	1.64
Ratio of net investment income (loss) (%)	(.60)*	(.16)	(.27)[d]	(.74)	(1.05)	(1.02)
Portfolio turnover rate (%)	41**	52	69	53	76	80
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (9.00%).
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 26.39
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss)	(5.14)
Total from investment operations	(5.15)
Redemption fees	.00***
Net asset value, end of period	$ 21.24
Total Return (%)	(19.51)[c]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16
Ratio of expenses (%)	1.09*
Ratio of net investment income (loss) (%)	(.33)*
Portfolio turnover rate (%)	41**
[a] For the period from March 3, 2008 (commencement of sales of Institutional Class shares) to April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (19.53%).
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Gold & Precious Metals Fund (the "Fund") is a non-diversified series of DWS Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On March 3, 2008, the Fund commenced offering Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $335,131,630 and $349,443,227, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Deutsche Investments Australia Limited ("DIAL"), an affiliate of the Advisor, serves as subadvisor for the Fund. The Advisor compensates DIAL out of the management fee it receives from the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.885%
Over $500 million of such net assets	.835%

Accordingly, for the six months ended April 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.87% of the Fund's average daily net assets.

For the period from November 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for certain classes as follows:

Class A	1.48%
Class B	2.23%
Class S	1.23%

Effective March 3, 2008 (commencement of operations of Institutional Class shares) through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Institutional Class shares at 1.23%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008, the Advisor received an Administration Fee of $408,522, of which $67,422 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2008 and for the period from March 3, 2008 (commencement of operations) to April 30, 2008 for Institutional Class shares, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2008
Class A	$ 127,163	$ 65,623
Class B	29,315	15,752
Class C	40,619	21,208
Class S	156,417	90,349
Institutional Class	208	208
	$ 353,722	$ 193,140

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 215,731	$ 34,185
Class C	445,799	70,318
	$ 661,530	$ 104,503

In addition DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 296,183	$ 98,654.24%
Class B	71,131	22,637.25%
Class C	148,676	43,378.25%
	$ 515,990	$ 164,669

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008, aggregated $51,630.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and C shares aggregated $144,578 and $20,233, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, DWS-SDI received $5,910 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,437, of which $1,540 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $4,435 to the noncontinuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,184,766	$ 52,007,259	3,676,725	$ 82,900,369
Class B	298,805	6,867,568	302,652	6,477,888
Class C	653,674	15,325,150	818,725	17,531,517
Class S	2,963,115	72,304,150	3,121,544	69,991,635
Institutional Class*	760,349	18,906,794	—	—
		$ 165,410,921		$ 176,901,409
Shares issued to shareholders in reinvestment of distributions
Class A	1,635,271	$ 33,523,049	1,623,723	$ 32,490,714
Class B	368,260	7,483,046	352,858	7,011,403
Class C	752,981	15,270,458	742,651	14,726,776
Class S	2,794,418	57,261,846	2,520,329	50,432,025
		$ 113,538,399		$ 104,660,918
Shares redeemed
Class A	(2,127,235)	$ (50,736,637)	(4,541,434)	$ (98,616,879)
Class B	(387,714)	(9,162,070)	(492,578)	(10,720,542)
Class C	(945,701)	(22,422,622)	(1,214,101)	(26,032,710)
Class S	(3,377,120)	(82,817,812)	(4,325,790)	(93,213,662)
		$ (165,139,141)		$ (228,583,793)
Redemption fees		$ 48,322		$ 90,945
Net increase (decrease)
Class A	1,692,802	$ 34,821,592	759,014	$ 16,804,997
Class B	279,351	5,189,294	162,932	2,768,907
Class C	460,954	8,179,126	347,275	6,227,323
Class S	2,380,413	46,761,695	1,316,083	27,268,252
Institutional Class*	760,349	18,906,794	—	—
		$ 113,858,501		$ 53,069,479
* For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to April 30, 2008.

G. Payments by Affiliates

During the six months ended April 30, 2008, the Advisor fully reimbursed the Fund $251,175 for losses on certain operation errors during the period.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGDAX	SGDBX	SDGCX	SCGDX	SCGIX
CUSIP Number	23337E 105	23337E 204	23337E 303	23337E 501	23337E 600
Fund Number	419	619	719	2019	1419

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008